UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 15, 2012

Presidential Realty Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

9 East 40th Street, Suite 900, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (914) 948-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of Presidential Realty Corporation (the “Company”) was held on August 15, 2012. At the annual meeting, 433,538 shares of Class A Common Stock and 2,513,334 shares of Class B Common Stock were represented in person or by proxy. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows: (1) the election, by vote of the Class A common shares, of four directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified; (2) the election, by vote of the Class B common shares, of two directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified; (3) the approval of an amendment and restatement to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock; (4) the approval of an amendment and restatement to our Certificate of Incorporation to authorize a class of “blank check” preferred stock; (5) the approval of an amendment and restatement to our Certificate of Incorporation to reduce the par value of our authorized shares of common stock; (6) the ratification of the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012 and (7) the ratification and approval of the Company’s 2012 Equity Incentive Plan. All nominees for directors in items (1) and (2) above were elected and matters in items (3) through (7) were approved. The final voting results are set forth below.

1) The following directors were elected by the indicated Class A shareholders:

	For	Withheld
Alexander Ludwig	316,253	1,991
Robert Feder	316,253	1,891
Jeffrey F. Joseph	316,253	1,991
Nickolas W. Jekogian	316,253	1,991

2) The following directors were elected by the indicated Class B shareholders:

	For	Withheld
Richard Brandt	1,791,907	154,034
Jeffrey Rogers	1,795,807	150,134

 3) The amendment and restatement to the Certificate of Incorporation to increase the number of authorized Class B Shares of common stock was approved by the indicated votes:

For		Against		Abstain
Class A	Class B	Class A	Class B	Class A	Class B
430,407	2,206,026	3,129	294,223	0	1,346

4) The amendment and restatement to the Certificate of Incorporation to authorize a class of blank check preferred stock was approved by the indicated votes:

For		Against		Abstain
Class A	Class B	Class A	Class B	Class A	Class B
315,126	1,676,721	3,118	248,352	0	20,868

5) The amendment and restatement to the Certificate of Incorporation to reduce the par value of the authorized shares was approved by the indicated votes:

For		Against		Abstain
Class A	Class B	Class A	Class B	Class A	Class B
430,396	2,264,371	3,141	232,648	0	4,572

6) The ratification of the appointment of Holtz Rubenstein Reminick LLP as our independent public accounting firm was approved by the indicated votes:

For	Against	Abstain
Class A and B Combined	Class A and B Combined	Class A and B Combined
2,838,250	88,763	8,120

7) The ratification of the Company's 2012 equity incentive plan was approved by the indicated votes:

For	Against	Abstain
Class A and B Combined	Class A and B Combined	Class A and B Combined
2,042,428	220,080	13,414

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL REALTY CORPORATION

Date: August 21, 2012	By:	/s/ Alexander Ludwig
Alexander Ludwig
President